Secured Term Loan Facilities and Revolving Credit Facilities - Schedule of Breakdown of Secured Term Loan Facilities and Total Deferred Financing Costs Split Between Current and Non-Current Liabilities (Detail) - USD ($)
$ in Thousands
	Jun. 30, 2019	Dec. 31, 2018
Current Liability
Current portion of secured term loan facilities	$ (69,750)	$ (70,600)
Less: current portion of deferred financing costs	1,923	1,743
Current portion of secured term loan facilities, net of deferred financing costs	(67,827)	(68,857)
Non-Current Liability
Secured term loan facilities and revolving credit facilities net of current portion	(622,276)	(605,138)
Less: non-current portion of deferred financing costs	5,703	5,462
Non-current secured term loan facilities and revolving credit facilities, net of current portion and non-currentdeferred financing costs	$ (616,573)	$ (599,676)